                                                                   Exhibit 10.14

     This Agreement BETWEEN WISNER PROFESSIONAL BUILDING, INC., a New York Corporation, having its principal office at 407 East Main Street, Middletown, New York 10940, and D K THIRD PARTY ADMINISTRATORS, INC., 219 Broadway, Monticello, New York 12701 as Landlord

Witnesseth: The Landlord hereby leases to the Tenant the following premises on the third floor of the building known as Wisner Professional Building, 407 East Main St., Middletown, N.Y. The rentable space is 6,674 square feet (of which 5,700+ s.f. is usable by tenant) or 7,260 square feet (of which 6,200 s.f. is usable by tenant) at the tenant's election. The tenant's election between the two rentable spaces shall be made by August 31, 1994. The fact of the tenants present nonelection between the two rentable spaces does not constitute the absence of a material condition to the within lease under contract law.

for the term of five (5) years,

to commence from the 1st day of October, 1994 and to end on the 30th day of September, 1999 to be used and occupied only for offices for D K Third Party Administrators, Inc., dba Medical Administrators and National Preferred Provider Network, Inc. or other business office purposes.

                                    upon the conditions and covenants following:

1st. That the Tenant shall pay the annual rent as follows:
 10/1/94-9/30/95 at $12.00 per square foot of rentable space; $7,260.00 month; 10/1/95-9/30/96 at $12.00 per square foot of rentable space; $7,260.00 month; 10/1/96-9/30/97 at $13.00 per square foot of rentable space; $7,865.00 month; 10/1/97-9/30/98 at $14.00 per square foot of rentable space; $8,470.00 month; and
 10/1/98-9/30/99 at $14.00 per square foot of rentable space; $8,470.00 month;

said rent to be paid in equal monthly payments in advance on the first day of each and every month during the term aforesaid, as outlined above.

In addition, Tenant agrees to remit to Landlord the difference of rent and
security as follows:  Security due on 7,260 square fee is     $14,520.00
                      less security paid on 7,026 s.f. of     $14,052.00
                                                              -----------------
                           Security difference of                      $ 468.00
                      October rent due on 7,260 square feet   $7,260.00
                      less October rent paid on 7,026 s.f.    $7,026.00
                                                              ------------------
                           October rent difference of                  $ 234.00
                      TOTAL balance due on security &                 ----------
                       October rent is                                 $ 702.00

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except for repairs to common areas and common heating, cooling and other mechanical equipment. Landlord shall keep repaired and in good order all common areas and equipment. Heating and air conditioning equipment shall be maintained so that the temperature in the premises shall be between 68(degrees) and 72(degrees) F. year round.
and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements and normal wear and tear excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Five Underwriters, or any other similar body.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord. Landlord shall not unreasonably withhold consent when consent is required under this paragraph.

5th. In case of damage, by fire or other cause, to the building in which the leased premises are located, without the fault of the Tenant or of Tenant's agents or employees, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if the Landlord shall within a reasonable time decide not to rebuild, this lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage. In all other cases where the leased premises are damaged by fire without the fault of the Tenant or of Tenant's agents or employees the Landlord shall repair the damage with reasonable dispatch after notice of damage, and if the damage has rendered the premises untenantable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond the Landlord's control. Should the premises be unusable by tenant for more than 60 days, tenant shall have the option to terminate this lease as of the time of damage.

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefore, XXXXXXXXXXXXXX XXXXXXXXXXXXXXX and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord shall replace, XXXX [ILLEGIBLE] XXXX any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXX Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever, at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed. Landlord shall not unreasonably withhold consent to tenant's placement of signs.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow or into any part of said building or from any damage or injury or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXX XXXXXXXXXXXXXX.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $ *** as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of the said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

XXXXXXXXXXXXXXXXXXXXXXXXXX  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXX

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21st. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final orders or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the reentry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent received and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall became due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained.

24th.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not negligence on the part of the Landlord. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is wrongful possession. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.


                         SEE ATTACHED RIDER TO LEASE




     And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said XXXXX premises for the term aforesaid, provided, however that this covenant shall be conditioned upon and possession of title in the premises by the Landlord.

     That it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this _________ day of __________, 1994.

   Signed, sealed and delivered       WISNER PROFESSIONAL BUILDING, INC.

in the presence of                    By: /s/ Parviz Javdan                 L.S.
                                      --------------------------------------
                                          Parviz Javdan, President


                                      D K THIRD PARTY ADMINISTRATORS, INC.  L.S.
                                      --------------------------------------

                                      By: /s/ Ronald J. Davi                L.S.
                                      --------------------------------------
                                          Ronald J. Davi, President

   RIDER TO LEASE BETWEEN WISNER PROFESSIONAL BUILDING, INC., as Landlord and D K THIRD PARTY ADMINISTRATORS, INC., as Tenant.

28th.      If the tenant has not made its election between the two rentable spaces by August 31, 1994, the landlord has the right to determine which of the two rentable spaces shall be leased to the tenant and the landlord shall notify the tenant of such election in writing on September 1, 1994.

29th.      The landlord, for whichever space the tenant elects, (or the landlord elects on September 1, 1994, as the case may be) shall be responsible for a buildout of the office space to be demised as follows:

Two (2)    14 x 14 rooms.         The entire buildout expense, without
Three (3)  12 x 12 rooms.         limitation, up to $100,000, is for the
Two (2)    16 x 20 rooms.         Landlord's sole account. Above $100,000, the
One (1)    20 x 14 room.          buildout expense will be shared 50/50 between
One (1)    12 x 14 room.          the Landlord and Tenant. However, the Tenant's
One (1)    16 x 16 computer room. share may be amortized over 5 years, without
One (1)    kitchen with sink.     interest, with constant monthly payments made
One (1)    reception area.        with the rent until paid in full.

           Finish items will be consistent with other space in the building and will be to tenant's reasonable satisfaction.

           The architect's plans for the buildout and finish details are attached as Exhibit A.

30th.      The landlord will be responsible for and pay real estate taxes and common charges.

31st.      The tenant will be responsible for heat, electric for and cleaning of its demised space and will furnish the landlord proof of payment of any outstanding bills for same when requested and no less frequently than every other month. Landlord will provide heating, ventilation and air conditioning, at its sole expense.

32nd.      The tenant acknowledges that two months security plus the first month's rent shall be due and payable to the landlord upon the signing of this lease. The payments are to be predicated upon the larger rentable space, with a refund to the tenant in the event the tenant elects the smaller rentable space. Said security deposit shall be held by the landlord in a noninterest bearing account.

33rd.      Tenant agrees to obtain and keep in full force and effect a policy of general liability insurance, personal and property damage policy in the minimum amount of $1,000,000 naming Wisner Professional Building, Inc. as additional insured thereon, but only with respect to the demised premises.

34th.      Landlord acknowledges that common area maintenance, parking lot maintenance and snow and trash removal shall be for its sole account.

35th.      Tenant shall supply a sign in the outer lobby of the demised premises at its own cost and expense and pursuant to the reasonable specifications of the landlord.

36th.      Tenant shall be allowed, at no additional cost, a reasonable amount of storage space for office supplies and equipment in the basement or in some other secure area designated by Landlord.

37th.     Tenant shall have a right of first refusal to lease any remaining space on the third floor of the rental premises at a rental equal to the rent offered by any other bona fide tenant.

           Tenant shall be given five (5) days notice of a proposed tenancy to which this right applies and tenant shall then have five (5) days to exercise its right, in writing to Landlord.

WISNER PROFESSIONAL BUILDING, INC.        D K THIRD PARTY ADMINISTRATORS, INC.

/s/ Parviz Javdan                         By:  /s/ Ronald J. Davi
----------------------------------        ------------------------------------
                                                   Ronald J. Davi, President

State of New York,         )
                           )  ss.:
County of Sullivan         )

     On the 14th day of July, 1994, before me personally came Ronald J. Davi, to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.

               ANN K. CONRAD
     Notary Public, State of New York
      Sullivan County Clerk's #1938            /s/ Ann K. Conrad
       Commission Expires 02/28/96           -----------------------------

State of New York,         )
                           )  ss.:
County of Orange           )

     On the 14th day of July, 1994, before me personally came Parviz Javdan, to me known, who, being by me duly sworn, did depose and say that he resides at No. Gregory Drive, Goslien, NY that he is the President of Wisner Professional Building, Inc., the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                               /s/ Patricia C. [ILLEGIBLE]
                                             -----------------------------
                                                      [ILLEGIBLE]
                                             NOTARY PUBLIC, State of New York
                                                Qualified in Orange County
                                                Commission Expires 6/30/96

================================================================================

                      WISNER PROFESSIONAL BUILDING, INC.,

                                            Landlord,



                                    - and -

                     D K THIRD PARTY ADMINISTRATORS, INC.,

                                            Tenant.



================================================================================

                                     Lease

================================================================================


Dated _________________________________ 1994


                           LAWRENCE X. KENNEDY
                           Attorney for Landlord
                           Office and P.O. Address:
                           26 Scotchtown Avenue
                           P.O. Box 857
                           Goshen, New York 10924
                           (914) 294-9771

     In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $100 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may be made due unto the said Landlord, and also pay all damaged that may arise in consequence of the non performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

     In Witness Whereof, the undersigned has set hand and seal this          day
of                , 19

WITNESS                                                              L. S.
                                 ------------------------------------

                                    WISNER
                                    ------
                       Professional Office Building Inc.


Rider to lease dated July 14, 1994, between Wisner Professional Building, Inc. and D K Third Party Administrators, Inc. (Term of Lease: 10/1/94-9/30/99) Paragraph 29th of the lease dated July 14, 1994, between Wisner Professional Building, Inc. and D K Third Party Administrators, Inc. is hereby amended to provide additionally as follows:

The parties hereto acknowledge that the build-out of the demised premises has taken place and that bills therefore through November 30, 1994, has been agreed to be the sum of $209,967.82.

The parties have agreed that the first $100,000.00 of the cost of the build-out shall be for the Landlord's sole account.

The remaining $109.967.82 cost of the build-out through November 30, 1994, shall, by agreement, be shared equally at 50% ($54,983.91) for the Landlord and 50% ($54,983.91) for the Tenant.

The Tenant shall pay its share of the $54,983.91 to the Landlord over a period of fifty-seven months (January 1, 1995 thru September 30, 1999, the remaining leasehold period) without interest in constant monthly payments of $964.63 beginning January 1, 1995, which said monthly sum shall be paid by the Tenant to the Landlord in addition to the Tenant's monthly rental payments.

The parties further agree that the above build-out cost actually submitted through November 30, 1994; only and that any additional bills for work done but not billed and/or future bills received for build-out costs hereafter shall be evenly split on a 50/50 basis between the Landlord and Tenant.

When the build-out is completed, the additional costs beyond the $209,967.82 figure referred to herein shall be tabulated, dividend 50/50, with the tenant's share payable to the landlord in constant monthly payments over the remaining months of the tenancy, (e.g. 53 beginning May 1, 1995 thru September 30, 1999), together with the rent and the aforesaid $964.63 figure provided herein.

WISNER PROFESSIONAL BUILDING, INC.

BY: /s/ Parviz Javdan
    ----------------------------
    Parviz Javdan, President

D K THIRD PARTY ADMINISTRATORS, INC.

BY: /s/ Ronald J. Davi
    ----------------------------
    Ronald J. Davi, President

   407 East Main Street, P.O. Box 6161  Middletown, NY 10940  (914)324-3700

                                    Member
                                 Orange County
                          The Business Point of View
                           Chamber of Commerce, Inc.

                            ADDENDUM TO LEASE BETWEEN
                WISNER PROFESSIONAL BUILDING, INC., LANDLORD, AND
                  D.K. THIRD PARTY ADMINISTRATORS, INC., TENANT


     THIS ADDENDUM made this XXX day of December 1995 to Lease dated July 14, 1995 between WISNER PROFESSIONAL BUILDING, INC., 407 East Main Street, Middletown, New York 10940, as Landlord, and DK THIRD PARTY ADMINISTRATORS, INC., 407 East Main Street, Middletown, NY 10940, as Tenant.

1. Landlord and Tenant have heretofore executed a lease on July 14, 1994, for a term of five years for premises on the third floor of the Landlord's building, 407 E. Main St. Middletown, NY 10940, (the "premises").

2. The Tenant desires to rent additional space from the Landlord, to wit: rental space of 5,228.50 square feet, on second floor of the premises consisting of usable space of 4,465 square feet.

3. For said Additional Space The Tenant shall pay the additional annual rent as follows:

     PERIOD: 4/1/96 - 9/30/96 at $12.00 per square foot; Semi-annual total $31,371.00 at $5,228.50 per month

     PERIOD: 10/1/96 - 9/30/97 at $13.00 per square foot; Annual total $67,970.50 at $5,664.21 per month

     PERIOD: 10/1/97 - 9/30/98 at $14.00 per square foot; Annual total $73,199.00 at $6,099.92 per month

     PERIOD: 10/1/98 - 9/30/99 at $14.00 per square foot; Annual total $73,199.00 at $6,099.92 per month


4. In addition to the forgoing rentals, the Landlord and Tenant shall pay for the build-out of the usable square footage at a projected expenditure rate of $35.00 per square foot; at 4,465 s.f. - $156,275.

     The Landlords share of the projected expenditure of the build-out of 100% of usable square footage shall be $75,000, the balance being Tenants responsibility.

     The Tenants share of the build-out ($81,275) plus interest at 9-3/4% per annum, shall be made in equal monthly installments over the 42 months of the lease term and shall be paid in addition to and with the monthly rent. The interest expense represents reimbursements to the Landlord for the cost of borrowing the Tenant's portion of the agreed build-out. This will add an additional $6.50 s.f. of rentable space; i.e., 5,228.50 at $6.50, annual total of $33,985.25, payable monthly $2,832.10.

5. Should the actual expense for the build-out be more or less than the projected expenditure, the difference will be paid or credited by the landlord and Tenant proportionally and the Tenant's share of any excess expenditure shall be paid in accordance with paragraph four (4) hereof.

6. Terms for the provision of, maintenance of and expense for utilities shall be the same as those in the July 14, 1994, lease.

7. Two months security deposit is required in advance, to be placed in a non-interest bearing account, along with the first month's rent.

8. All of the other terms of the July 14, 1994 Lease are otherwise reaffirmed and agreed to be controlling of the terms of the within Addendum.

9. Landlord shall be solely responsible for the build-out of all common areas. Tenant's participation in the expenses of build-out applies only to its rental space of 5,228.50 square feet. The build-out finished items will be consistent with Tenant's other space in the Premises and will be to tenant's reasonable satisfaction.

10. The tenant will be furnished with detailed bids from three (3) different builders.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year first above written.

                           WISNER PROFESSIONAL BUILDING, INC.


                           By: /s/ Parviz Javdan
                               -----------------------------
                                 Parviz Javdan, President


                           D K THIRD PARTY ADMINISTRATORS, INC.


                           By: /s/ Ronald J. Davi
                               -----------------------------
                                 Ronald J. Davi President

        SECOND ADDENDUM TO LEASE DATED JULY 14, 1994, AND RIDER TO LEASE
        AND TO FIRST ADDENDUM TO LEASE DATED DECEMBER 7, 1995, AND RIDER
                           TO FIRST ADDENDUM, BETWEEN
                WISNER PROFESSIONAL BUILDING, INC., LANDLORD, AND
                   D K THIRD PART ADMINISTRATORS, INC., TENANT

     THIS SECOND ADDENDUM made the 3rd day of April, 1997 to Lease dated
July 14, 1994 and Rider to Lease and to First Addendum to Lease dated
December 7, 1995 and Rider to First Addendum, between WISNER PROFESSIONAL BUILDING, INC., 407 East Main Street, Middletown, New York 10940, as Landlord and D K THIRD PARTY ADMINISTRATORS, INC., 407 East Main Street, Middletown, New York 10940, as Tenant, provides as follows:

1. Landlord and Tenant have heretofore executed a Lease on July 14, 1994, and a Rider to Lease, and the First Addendum to Lease dated December 7, 1995, and Rider to First Addendum, for terms ending September 30, 1999 for premises on the second and third floors of the Landlord's building. The terms of said Lease and Rider to Lease and First Addendum to Lease and Rider to First Addendum shall remain in full force and effect, except as modified herein.


2. The Tenant now desires to rent from the Landlord an additional 9413.67 square feet of space on the second floor consisting of 8,039 usable square feet.

3. The lease term for this additional space only shall begin July 1, 1997, and run for a period of five (5) years, ending June 30, 2002.

4. The additional space being rented pursuant to this Second Addendum to Lease is rented at a rate of $17.00 per square foot ($160,032.39 annually or $13,336.03 monthly), said rental being based upon the entire 9,413.67 square feet of additional space. Said additional rent to be paid on equal monthly payments of $13,336.03 on the first day of each and every month during the lease term.

5. The Landlord will pay for the build-out of the usable square footage at the projected expenditure rate of $30.00 per square foot ($244,950.00) . The Tenant will pay for any expenses related to the build-out above and beyond the gross sum of $244,950.00 if the expenses beyond the $244,950.00 are the result of Tenant's special requests.

6. The Landlord shall be responsible for the cost of all Common Charges, including real estate taxes, elevator maintenance, garbage removal, snow plowing and lawn maintenance, relating to the additional rented space.

7. The Tenant is responsible for its own utilities, including inter alia, electric, heat and for the cleaning of its usable square footage.

8. Two months security deposit is required in advance, to be placed in a non-interest bearing account, along with the first month's rent.

9. Upon the maturation of the existing Lease dated July 14, 1994, and Rider to Lease for 6,200 square feet on the third floor and the First Addendum to Lease dated December 7, 1995, and Rider to First Addendum for 4,465 square feet on the second floor, each expiring September 30, l999, such Lease and Rider and First Addendum to the Lease and Rider shall become renewable at the agreed rental of $12.50 per square foot with a new maturity date of June 30, 2002, the same maturity date as the additional space being rented pursuant to this Second Addendum to Lease. Upon the maturity date of June 30, 2002, the Lease dated
July 14, 1994 and the Rider to Lease for 6,200 square feet on the third floor, and the First Addendum to the Lease dated December 7, 1995 and Rider to First Addendum for 4,465 square feet on the second floor, and this Second Addendum to Lease for 9,413.67 square feet on the second floor shall become renewable at the agreed rental of $14.00 per square foot for a period of five (5) years ending June 30, 2007.

10. Paragraph 9 herein is intended to be a modification of said Lease dated July 14, 1994, and Rider to Lease and said First Addendum to Leases dated December 7, 1995, and Rider to First Addendum. All of the other terms of the Lease dated July 14, 1994, and Rider to Lease and First Addendum to Lease dated December 7, 1995, and Rider to First Addendum to Lease are otherwise reaffirmed and agreed to be controlling of the terms of the within Second Addendum to Lease.

11. Tenant has the right to cancel this second five (5) year Addendum effective June 30, 2002, and every year thereafter, with written notice to the Landlord one year prior to the cancellation date. The right of cancellation provided herein shall apply to the entire leased premises and not only the additional portion of the premises leased herein.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year first written above.

                              WISNER PROFESSIONAL BUILDING, INC.


                              By: /s/ Parviz Javdan
                                  ------------------------------------------
                                  Parviz Javdan, President


                              D K THIRD PARTY ADMINISTRATORS, INC.


                              By: /s/ Michael Davi, Vice President & Treasurer
                                  --------------------------------------------
                              for Ronald J. Davi, President

                                  /s/ Ronald J. Davi

STATE OF NEW YORK)
                 )  ss.:
COUNTY OF ORANGE )

     On the 7 day of April, 1997, before me personally came PARVIZ JAVDAN, to me known, who being by me duly sworn, did depose and say that he resides at Goshen, New York; that he is the President of WISNER PROFESSIONAL BUILDING, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

               JEAN TATARYN
     Notary Public, State of New York
               No. 4818253                        /s/ Jean Tataryn
        Qualified in Orange County            -----------------------------
      Commission Expires Aug. 31, 98              Notary Public

STATE OF NEW YORK)
                 )  ss.:
COUNTY OF ORANGE )

     On the 7 day of April, 1997, before me personally came MICHAEL DAVI, to me known, who being by me duly sworn, did depose and say that he resides at that he is the President of D K THIRD PART ADMINISTRATORS, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

               JEAN TATARYN
     Notary Public, State of New York
               No. 4818253                        /s/ Jean Tataryn
        Qualified in Orange County            -----------------------------
      Commission Expires Aug. 31, 98              Notary Public

STATE OF NEW YORK)
                 )  ss.:
COUNTY OF ORANGE )

     On the 7 day of April, 1997, before me personally came RONALD J. DAVI, to me known, who being by me duly sworn, did depose and say that he resides at that he is the President of D K THIRD PART ADMINISTRATORS, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

               JEAN TATARYN
     Notary Public, State of New York
               No. 4818253                        /s/ Jean Tataryn
        Qualified in Orange County            -----------------------------
      Commission Expires Aug. 31, 98              Notary Public

                                    WISNER
                                    ------
                       Professional Office Building Inc.



Rider to addendum dated December 7, 1996, between Wisner Professional Building, Inc. and D K Third Party Administrators, Inc. (Term of Lease: 10/1/94 -9/30/99) dated of the lease dated July 14,1994, between Wisner Professional Building, Inc. and D K Third Party Administrators, Inc.

The parties hereto acknowledge that the build-out of the second floor demised premises has taken place and that bills therefore through May 20, 1996, has been agreed to be the sum of $184,103.70.

The parties have agreed that the first $75,000.00 of the cost of the build-out shall be for the Landlord's sole account.

The remaining $109,103.70 cost of the build-out through May 20, 1996, shall ,by agreement, be made in equally monthly installments over the 42 months of the lease term with the first payment commencing on April 1, 1996.

The Tenant shall pay its share of the $109,103.70 to the Landlord over a period of forty two months (April 1, 1996 thru September 30, 1999, the remaining leasehold period) without interest in constant monthly payments of $3,076.54 beginning April 1, 1996, the said monthly sum shall be paid by the Tenant to the Landlord in addition to the Tenant's monthly rental payments.

The parties further agree that the above build-out cost actually submitted through May 20, 1996, only and that any additional bills for work done but not billed and/or future bills received for build-out costs hereafter shall be paid by the Tenant.

WISNER PROFESSIONAL BUILDING, INC.

BY: /s/ Parviz Javdan
    ---------------------------
    Parviz Javdan, President

D K THIRD PARTY ADMINISTRATORS, INC.

BY: /s/ Ronald J. Davi
    ---------------------------
    Ronald J. Davi, President



   407 East Main Street, P.O. Box 6161  Middletown, NY 10940  (914)324-3700

                                    Member
                                 Orange County
                          The Business Point of View
                           Chamber of Commerce, Inc.

                   THIRD ADDENDUM TO LEASE DATED JULY 14, 1994
                   --------------
                                     BETWEEN
                 WISNER PROFESSIONAL BUILDING, INC. ("LANDLORD")
                                       AND
                 D K THIRD PARTY ADMINISTRATORS, INC. ("TENANT")


THIS THIRD ADDENDUM made this __ day of February, 1998 to Lease dated July 14, 1994 and Rider to Lease and to First Addendum to Lease dated December 7, 1995 and Rider to First Addendum and to Second Addendum to Lease dated April 3, 1997, between WISNER PROFESSIONAL BUILDING, INC., 419 East Main Street,. Middletown, New York 10940, as Landlord and D K THIRD PARTY ADMINISTRATORS, INC., 419 East Main Street, Middletown, New York 10940, as Tenant, provides as follows:

     1. Landlord and Tenant have heretofore executed a Lease dated July 14, 1994 (including a Rider thereto), and a First Addendum to Lease dated December 7, 1995 (including a Rider thereto), and a Second Addendum to Lease dated April 3, 1997 for terms ending September 30, 1999 for premises on the second and third floors of the Landlord's building located at 419 East Main Street, Middletown, New York 10940 (collectively, the "Existing Lease"). The terms of the Existing Lease shall remain in full. force and effect and shall apply to this Third Addendum except as specifically modified herein.

     2. Tenant now desires to rent from Landlord and additional 5,066.92 square feet of space on the first floor of Landlord's building consisting of 4,327 usable square feet.

     3. The lease term for this additional space only, shall begin January 1, 1998 and run for a period of four years and six months (4.5 years), ending
June 30, 2002. A potion of the additional space, specifically, 3,349.6 total square feet with 2,860.0 usable square feet will be ready for occupancy by Tenant on or about April 1998, the balance of the additional space, specifically, 1,717.32 total square feet with 1,467.0 usable square feet will be ready for occupancy by Tenant on or about July 1, 1998.

     4. The additional space being rented pursuant to this Third Addendum to Lease is rented at a rate of $22 per square foot ($111,472.24 annually or $9,289.35 monthly), said rental being based upon the entire 5,066.92 square feet of additional space. Said additional rent shall be paid in equal monthly payments of $9,289.35 on the first day of each and every month during the lease term commencing January 1, 1998.

     5. Two months security deposit shall be deposited with Landlord in advance, to be placed in a non-interest bearing account along with the first month's rent, consistent with the Existing Lease.

     6. Landlord, at its sole cost and expense, shall modify and redecorate (including, but not limited to, walls, ceiling lights, carpet, windows, paint) the additional space hereby leased to the standard of Tenant's existing space and to Tenant's reasonable satisfaction.

     7. Upon the maturation of those portions of the Existing Lease expiring September 30, 1999, such portions shall become renewable, at Tenant's option, at the agreed rental of $12.50 per square foot with a new maturity date of June 30, 2002. Upon the maturity date of June 30, 2002, all of the space leased by the Existing Lease and this Third Addendum shall become renewable, at Tenant's option, at the agreed rental of $14 per square foot for a period of five (5) years ending June 30, 2007.

     8. Tenant has the right to cancel this third four years and five months (4.5 year) Addendum effective June 30, 2002, and every year thereafter, with written notice to the Landlord one year prior to the cancellation date. The right of cancellation provided herein shall apply to the entire leased premises and not only the additional portion of the premises leased herein.

     9. Paragraph 8 herein is intended to be a modification of said Lease dated July 14, 1994, and Rider to Lease and said First Addendum to Lease dated December 7, 1995, and Rider to First Addendum and Second Addendum to Lease dated April 3, 1997. All of the other terms of the Lease dated July 14, 1994 and Rider to Lease and First Addendum to Lease dated December 7, 1995 and Rider to First Addendum to Lease and Second Addendum to Lease dated April 3, 1997 are, otherwise reaffirmed and agreed to be controlling of the terms of the within Third Addendum to Lease.

     10. With execution of the within instrument, said October 20, 1997 addendum is agreed to be superseded and void.

     IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year first written above.



WISNER PROFESSIONAL BUILDING, INC.



       /s/ Parvix Javdin
----------------------------------
BY: PARVIZ JAVDAN, PRESIDENT


D K THIRD PARTY ADMINISTRATORS, INC.



       /s/ Ronald J. Davi
----------------------------------
BY: RONALD J. DAVI, PRESIDENT

STATE OF NEW YORK)
                 )  ss.:
COUNTY OF ORANGE )

     On the 5 day of February 1998 before me personally came PARVIZ JAVDAN, to me known, who, being by me duly sworn, did depose and say that he resides at Goshen, New York; that he is the President of WISNER PROFESSIONAL BUILDING, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

               JEAN TATARYN
     Notary Public, State of New York
               No. 4818253                        /s/ Jean Tataryn
        Qualified in Orange County            -----------------------------
      Commission Expires Aug. 31, 98              Notary Public

STATE OF NEW YORK)
                 )  ss.:
COUNTY OF ORANGE )

     On the 5 day of February 1998 before me personally came RONALD J. DAVI, to me known, who being by me duly sworn, did depose and say that he resides at that he is the President of D K THIRD PART ADMINISTRATORS, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument in such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

               JEAN TATARYN
     Notary Public, State of New York
               No. 4818253                        /s/ Jean Tataryn
        Qualified in Orange County            -----------------------------
      Commission Expires Aug. 31, 98              Notary Public